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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 7, 2002

                              ---------------------

                                 LookSmart, Ltd.
             (Exact name of registrant as specified in its charter)

            Delaware                 000-26357                13-3904355
  ----------------------------     -------------         -------------------
  (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)           File Number)         Identification No.)

        625 Second Street, San Francisco, California             94107
      ------------------------------------------------       ------------
          (Address of principal executive offices)            (Zip Code)


                                 (415) 348-7000
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               Registrant's telephone number, including area code

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Item 5. Other Events.

        On March 12, 2002, the registrant issued a press release announcing that it had signed an agreement to acquire WiseNut, Inc., a privately-held search engine company.

Item 7. Exhibits.

99.1    Press release dated March 12, 2002.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         LookSmart, Ltd.
                                         (Registrant)


March 15, 2002                           /s/ Dianne Dubois
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Date                                     Dianne Dubois, Chief Financial Officer